                                                                    EXHIBIT 99.d

                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                          CRICO OF WHITE BEAR WOODS I
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

                CRICO of White Bear Woods I Limited Partnership

                               TABLE OF CONTENTS


                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX
       BASIS                                                   5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS           6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS         8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of White Bear Woods I
  Limited Partnership


     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of White Bear Woods I Limited Partnership as of December 31, 1995, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsi-bility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of White Bear Woods I Limited Partnership as of December 31, 1995, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                                  /s/ Reznick Fedder & Silverman


Bethesda, Maryland
January 29, 1996

                CRICO of White Bear Woods I Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995

                                     ASSETS

INVESTMENT IN REAL ESTATE

  Building                                      $10,831,939
  Equipment                                       1,023,668
                                                -----------
                                                 11,855,607
  Less accumulated depreciation                   2,231,663
                                                -----------

                                                  9,623,944
  Land                                              357,840
                                                -----------

                                                  9,981,784

  Tenants' security deposits,
    separately held in an interest-
    bearing account                                  74,918
  Cash and investments held by
    bond servicer                                   362,559
  Favorable financing, less
    accumulated amortization of
    $104,604                                         80,589
                                                -----------

                                                 10,499,850

OTHER ASSETS
  Cash                                 $88,548
  Prepaid insurance                     19,085
  Accounts receivable - tenants          2,065
  Other receivables                      4,997      114,695
                                       -------  -----------
                                                $10,614,545
                                                 ==========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL ESTATE
 Mortgage payable                               $12,485,000
 Accrued interest payable                         2,000,988
                                                 ----------


                                                 14,485,988


 Tenants' security deposit
   liability                    $ 68,816
 Accrued mortgage servicing fee  318,627            387,443
                                 -------         ----------


                                                 14,873,431


OTHER LIABILITY
 Accounts payable                                    34,556
                                                 ----------

        Total liabilities                        14,907,987



PARTNERS' DEFICIT                                (4,293,442)
                                                 ----------

                                                $10,614,545
                                                 ==========



                       See notes to financial statements

STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2502-0052(Exp. 8/31/92)
-------------------------------------------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and
Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction
Project (2502-0052), Washington, D.C. 20503.  Do not send this completed form to either of these addresses.
---------------------------------------------------------------------------------------------------------------------
        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning                 Ending              HUD            Crico of White Bear Woods II
        January 1, 1995         December 31, 1995    Project No.:       Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I           Description of Account                               Acct. No.         Amount*
--------------------------------------------------------------------------------------------------------------

        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120        $ 1,799,622
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121        $
                                                                       -------        -----------
          Furniture and Equipment                                         5130        $
                                                                       -------        -----------
          Stores and Commercial                                           5140        $
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170        $
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180        $
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5190        $
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                              $            $1,799,622
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220        $  ( 21,692)
                                                                       -------        -----------
          Furniture and Equipment                                         5230        $
                                                                       -------        -----------
          Stores and Commercial                                           5240        $
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270        $
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290        $
                                                                       -------        -----------
          Total Vacancies                                                             $            $  (21,692)
                                                                       -------        -----------  ----------
          Net Rental Revenue Rent Revenue Less Vacancies                                           $1,777,930
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
        (Schedule Attached)
          Total Service Income                                            5300        $            $
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410        $     2,935
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430        $
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440        $    15,720
                                                                       -------        -----------
          Income from Investments - Escrows                               5490        $     8,212
                                                                       -------        -----------
          Total Financial Revenue                                                                  $    26,867
                                                                       -------        -----------   ----------
        Other Revenue - 5900
          Laundry and Vending                                             5910        $    31,862
                                                                       -------        -----------
          NSF and Late Charges                                            5920        $     3,596
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930        $
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940        $    19,753
                                                                       -------        -----------
          Other Revenue (Specify) (See Note D)                            5990        $    42,323
                                                                       -------        -----------
          Total Other Revenue                                                         $            $   97,534
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $1,902,331
                                                                       -------        -----------  ----------

        Administrative Expenses - 6200/6300

          Advertising                                                     6210        $    15,413
                                                                       -------        -----------
          Other Renting Expense (See Note F)                              6250        $    10,715
                                                                       -------        -----------
          Office Salaries                                                 6310        $    32,048
                                                                       -------        -----------
          Office Supplies                                                 6311        $     2,143
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312        $     4,705
                                                                       -------        -----------
          Management Fee/Incentive Management Fee                         6320        $    80,331
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330        $    22,512
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331        $     8,286
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340        $       489
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350        $     5,750
                                                                       -------        -----------
          Computer Fees                                                   6351        $       710
                                                                       -------        -----------
          Telephone and Answering Service                                 6360        $     8,566
                                                                       -------        -----------
          Bad Debts                                                       6370        $     5,945
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (See Note E)              6390        $    14,923
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  212,536
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420        $
                                                                       -------        -----------
          Electricity                                                     6450        $    21,950
                                                                       -------        -----------
          Water                                                           6451        $    11,646
                                                                       -------        -----------
          Gas                                                             6452        $    47,016
                                                                       -------        -----------
          Sewer                                                           6453        $    23,958
                                                                       -------        -----------
          Total Utilities Expense                                                                  $  104,570
                                                                       -------        -----------  ----------


All amounts must be rounded to the nearest dollar;
$0.50 and over, round up - $.49 and below, round down.

        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510    $     44,261
                                                                     ---------  ------------
          Janitor and Cleaning Supplies                                 6515    $      1,924
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $     13,411
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $
                                                                     ---------  ------------
          Exterminating Supplies                                        6520    $      1,036
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $      8,084
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530    $        945
                                                                     ---------  ------------
          Grounds Payroll                                               6535    $
                                                                     ---------  ------------
          Grounds Supplies                                              6536    $      1,447
                                                                     ---------  ------------
          Grounds Contract                                              6537    $      7,720
                                                                     ---------  ------------
          Repairs Payroll                                               6540    $     31,228
                                                                     ---------  ------------
          Repairs Material                                              6541    $     25,289
                                                                     ---------  ------------
          Repairs Contract                                              6542    $     67,142
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545    $      5,295
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546    $      1,006
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $      4,745
                                                                     ---------  ------------
          Snow Removal                                                  6548    $      4,201
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560    $     16,801
                                                                     ---------  ------------
          Decorating Supplies                                           6561    $
                                                                     ---------  ------------
          Other                                                         6570    $
                                                                     ---------  ------------
          Miscellaneous Operating and Maintenance Expense               6590    $      1,675
                                                                     ---------  ------------
          Total Operating and Maintenance Expenses                                             $  236,210
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes - includes tax appeal fee $13,389            6710   $    349,629
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $     13,828
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719    $      2,000
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     20,232
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721    $
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $      8,868
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      3,567
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729    $
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  398,124
                                                                     ---------  ------------   ----------
        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810    $  1,310,925
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820    $
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830    $
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840    $
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850    $     78,031
                                                                     ---------  ------------
          Miscellaneous Financial Expenses Security Deposit Interest    6890    $      1,956
                                                                     ---------  ------------
          Total Financial Expenses                                                             $1,390,912
                                                                     ---------  ------------   ----------

        Elderly & Congregate Service Expenses - 6900
          Total Service Expenses - Schedule Attached                    6900    $
                                                                     ---------  ------------
          Total Cost of Operations Before Depreciation                                         $2,342,352
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                     $              $ (440,021)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600    $              $  522,739
                                                                     ---------  ------------
          Operating Profit or (Loss)                                            $              $ (962,760)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110    $
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120    $
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32  $
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190    $
                                                                     ---------  ------------
          Amortization                                                  7190    $     26,157

          Total Corporate Expenses                                                             $   26,157
                                                                     ---------  ------------   ----------
          Net Profit or (Loss)                                                  $              $ (988,917)
                                                                     ---------  ------------   ----------

        Warning: HUD will prosecute false claims and statements.
        Convictions may result in criminal and/or civil penalties
        (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729, 3802)
        Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $   N/A

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived.

                                                                      $   N/A

3. Replacement or Painting Reserve releases which are included as expense items on the Profit and Loss statement.

                                                                      $   N/A
4. Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss statement.

                                                                      $   N/A


                                  Page 2 of 2

                       See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT -  INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                    $(3,304,525)

Net loss                                           (988,917)
                                                 ----------

Partners' deficit, end                          $(4,293,442)
                                                 ==========



                       See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995

Cash flows from operating activities

  Net loss                                           $(988,917)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                       522,739
    Amortization                                        26,157
    Tenants' security deposits - net                    (3,014)
    Increase in accounts receivable - tenants             (302)
    Increase in prepaid insurance                       (5,215)
    Increase in accrued interest                       362,994
    Increase in accrued mortgage servicing fee          78,031
    Decrease in accounts payable                        (1,864)
    Decrease in cash and investments held by
      bond servicer                                     28,464
                                                     ---------

        Net cash provided by operating activities       19,073
                                                     ---------
Cash flows from investing activities
  Increase in cash and investments held by bond
    servicer                                            (6,184)
  Increase in other receivables                           (735)
  Acquisition of fixed assets                          (57,447)
                                                      --------

        Net cash used in investing activities          (64,366)
                                                      --------

        NET DECREASE IN CASH                           (45,293)

Cash, beginning                                        133,841
                                                      --------

Cash, end                                            $  88,548
                                                      ========

  Supplemental disclosure of cash flow information
  Cash paid during the year for interest
    which includes base interest of $947,931          $949,887
                                                      ========

  Detail of acquisition of fixed assets paid
    Monitoring cameras                                $ 11,615
    Carpet                                              45,832
                                                      --------

                                                       $57,447
                                                        ======

                       See notes to financial statements

                CRICO of White Bear Woods I Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 225 units located in the City of White Bear Lake, Minnesota and operates under the name of White Bear Woods Apartments.

  Income Tax Basis of Accounting
  ------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate and Depreciation and Amortization
  -----------------------------------------------------------

Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible; they will be charged to operations when that determination is made.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

Rental income is recognized when rents are collected. All leases between the partnership and the tenants of the property are operating leases.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark Partners, L.P., may therefore pursue one of the following scenarios:

  . The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

  . The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995

NOTE B - GOING CONCERN (Continued)

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of White Bear Woods, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

  Reserve for Replacements
  ------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $54,000 for 1995 and each year thereafter until such time as the balance in the reserve equals or exceeds $340,000. Thereafter, no monthly deposits are required unless the balance falls below $340,000.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

At December 31, 1995, cash and investments held by the bond servicer consist of the following:

                          Mortgage      Reserve
                           escrow         for
                          deposits   replacements     Total
                         ----------  -------------  ----------
  Balance at December
    31, 1994             $ 117,910       $266,929   $ 384,839
  Deposits                 338,400         54,000     392,400
  Interest income            8,212         15,720      23,932
  Withdrawals
    Taxes                 (336,240)             -    (336,240)
    Insurance              (25,447)             -     (25,447)
    Other withdrawal       (13,389)       (63,536)    (76,925)
                         ---------       --------   ---------

  Balance at December
    31, 1995             $  89,446       $273,113   $ 362,559
                         =========       ========   =========

During 1995, the partnership paid a tax appeal fee of $13,389.


  Mortgage Payable
  ----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of White Bear Lake, Minnesota, in the total amount of $12,485,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is February 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

The mortgage note provides for base interest payable at the rate of 10.5% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. Total deferred interest has not been recorded on the books of the partnership.

As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $2,000,988. Interest accrues on the unpaid base interest at a compounded rate of 10.5%.

During the year ended December 31, 1995, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $225,889, primary contingent interest of $187,275 and supplemental contingent interest of $499,400. At December 31, 1995, interest accrued on the unpaid base interest of $516,243, primary and supplemental contingent interest of $4,749,502 and construction period deferred base interest of $2,074,565 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1995, is as follows:

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995


NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (continued)
----------------------------
                                                                        Currently
                                                             Deferred    payable      Total
                                                           ----------  -----------  ----------

     Base interest                                         $        -  $1,310,925   $1,310,925
     Interest on interest                                     225,289           -      225,289
     Primary contingent interest                              187,275           -      187,275
     Supplemental contingent interest                         499,400           -      499,400
                                                           ----------  ----------   ----------

     Total interest incurred                                  911,964   1,310,925   $2,222,889
                                                                                    ==========

     Accrued interest, beginning                            6,428,346   1,637,994
     Interest paid                                                  -    (947,931)
                                                           ----------  ----------

     Accrued interest, ended                               $7,340,310  $2,000,988
                                                           ==========  ==========


Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, the amount payable to CRI, Inc. and CRIIMI Mae Services Limited Partnership is $279,611 and $39,016, respectively. During 1995, $78,031 has been charged to operations.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Management Agreement
  --------------------

CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

Management fees are equal to 3.75% of gross revenues received, as defined. The management agent is eligible to receive an incentive bonus of .5% of gross revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1995, management fees totalling $71,154 were charged to operations. Incentive management fees of $8,413 and $764 were paid to CAPREIT Residential Corporation and CRICO Management of Minnesota, Inc., respectively. At December 31, 1995, $6,083 is included in accounts payable for management fees.

  Other Receivables
  -----------------

The Project and White Bear Woods Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1995, $4,997 was due from this affiliate.

                CRICO of White Bear Woods I Limited Partnership

                               December 31, 1995



NOTE D - OTHER REVENUE (ACCOUNT NO. 5990)

  Other revenue consists of the following:

          Corporate unit                                 $12,338
          Garage/parking                                   2,316
          Storage                                          7,625
          Application fees                                 5,940
          Furniture rental                                 6,423
          Other                                            5,979
          Bad debt recovery                                1,702
                                                         -------
                                                         $42,323
                                                         =======


NOTE E - MISCELLANEOUS ADMINISTRATIVE EXPENSES
         (ACCOUNT NO. 6390)

Miscellaneous administrative expenses consists of the following:

          Corporate unit expense                         $10,624
          Employee relations                               3,539
          Other                                              760
                                                         -------
                                                         $14,923
                                                          ======


NOTE F - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

Other renting expenses consists of the following:

          Rental concessions                             $   331
          Resident retention                               4,851
          Credit report check                              5,533
                                                          ------
                                                         $10,715
                                                          ======